SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 13, 2006

                           NEWKIRK REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     1-32662                 20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     0-50268                 11-3636084
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

111 Debt Holdings

      Newkirk Realty Trust, Inc. ("Newkirk"), through its operating partnership, The Newkirk Master Limited Partnership (the "Operating Partnership") has committed to contribute up to an additional $50 million to its 111 Debt Holdings LLC ("111 Debt Holdings") joint venture with WRT Realty, L.P. ("Winthrop"). Winthrop has also committed to contribute up to an additional $50 million to 111 Debt Holdings. As a result, the aggregate total capital that may be contributed to 111 Debt Holdings by both Winthrop and Newkirk is $200 million, inclusive of $100 million previously committed.

      111 Debt Holdings originates and acquires interests in first mortgage loans, preferred equity, commercial mortgage-backed securities, mezzanine loans and B notes. It is presently anticipated that 111 Debt Holdings will acquire and originate up to 1.2 billion in loan obligations secured by real estate assets and through October 18, 2006, 111 Debt Holdings had acquired $305 million of such obligations.

Special Stockholder Meeting

      On October 18, 2006, Newkirk issued a press release announcing that it had called a special meeting of stockholders to be held at the New York offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue, New York, New York 10022 at 10:00 a.m. local time on November 20, 2006 at which Newkirk will seek stockholder approval of the previously announced merger of Newkirk with and into Lexington and related matters. Stockholders of record as of the close of business on October 13, 2006 will be entitled to vote at the special meeting.

Reference is hereby made to the press release, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Special Meeting of Unitholders

      Also on October 18, 2006, the Operating Partnership mailed to all of its unitholders a proxy statement with respect to a special meeting of unitholders to be held at the New York offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue, New York, New York 10022 at 10:45 a.m. local time on November 20, 2006 at which Newkirk, as the general partner of the Operating Partnership, will seek unitholder approval to the appointment of Lex GP-1 Trust as the successor general partner of the Operating Partnership and the amendment and restatement of the Operating Partnership's partnership agreement, all as more fully described in the proxy statement. Unitholders of record as of the close of business on October 13, 2006 will be entitled to vote at the special meeting.

Item 9.01. Financial Statements and Exhibits

      (d)   Exhibits

            99.1  Press Release issued October 18, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of October, 2006.

                                          NEWKIRK REALTY TRUST, INC.


                                          By: /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of October, 2006.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President